UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

New World Fund

[photo of El Faro del Comercio and the Cathedral of Monterrey, in Monterrey, Mexico]

Semi-annual report for the six months ended April 30, 2010

New World Fund® seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2010 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	53.01%	11.27%	7.59%

The total annual fund operating expense ratio was 1.18% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 to 34 for details.

Results for other share classes can be found on pages 40 and 41.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

[photo of El Faro del Comercio and the Cathedral of Monterrey, in Monterrey, Mexico]

For the six-month period ended April 30, 2010, the value of an investment in New World Fund gained 10.4% if, like most shareholders, you reinvested the dividend of 56.8 cents per share that was paid in December 2009. A capital gain distribution was not paid during this period.

As you can see in the table below, New World Fund surpassed its primary benchmark, the MSCI ACWI (All Country World Index). The fund also ended the period ahead of developed-country stocks in general, as measured by the MSCI World Index. Developing-country stocks, as measured by the MSCI Emerging Markets (EM) Index, had higher returns than the fund. All the indexes are unmanaged.

[Begin Sidebar]
Results at a glance
For periods ended April 30, 2010, with all distributions reinvested

	Total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime
					(since 6/17/99)

New World Fund
(Class A shares)	10.4%	46.3%	12.9%	9.2%	9.9%

MSCI ACWI (All Country
World Index)	10.0	40.0	5.0	1.6	2.5

MSCI World Index	9.7	37.7	3.9	0.9	1.9

MSCI Emerging Markets
(EM) Index	12.5	57.5	16.9	11.4	11.4

J.P. Morgan Emerging
Markets Bond Index Plus	5.6	21.9	9.2	10.8	11.8

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World and Emerging Markets indexes, weighted by ACWI market capitalization. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI Emerging Markets Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Plus measures total returns for developing-country bonds. These indexes are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested
Geographical distribution of net assets on April 30, 2010

Developed-country equities	35.5%

Asia
Japan	2.4
South Korea	2.0
Hong Kong	1.5
Australia	1.1
Taiwan	1.0
Singapore	.7

The Americas
United States	4.5
Canada	1.0

Europe
United Kingdom	6.5
Switzerland	3.3
France	2.5
Germany	2.2
Spain	1.8
Belgium	.9
Austria	.8
Denmark	.8
Sweden	.8
Italy	.7
Finland	.5
Netherlands	.3
Greece	.1
Norway	.1

Developing-country equities	46.0%

Asia
China	6.6
India	5.0
Indonesia	3.5
Philippines	2.3
Thailand	1.0
Malaysia	.9
Kazakhstan	.4
Pakistan	.2

The Americas
Brazil	6.8
Mexico	4.4
Colombia	.5
Peru	.2

Europe
Russia	3.8
Turkey	2.7
Poland	.6
Slovenia	.5
Hungary	.4
Czech Republic	.3

Africa/Middle East
South Africa	3.6
Israel	2.1
Oman	.1
Egypt	.1

Developing-country bonds	9.3%

Asia
Philippines	.3
Malaysia	.1
Thailand	.1

The Americas
Brazil	2.2
Mexico	1.4
Colombia	.9
Panama	.4
Peru	.4
Argentina	.3
Venezuela	.1
Dominican Republic	.1

Europe
Turkey	1.2
Russia	.6
Poland	.4
Hungary	.3
Croatia	.2

Africa/Middle East
South Africa	.2
Egypt	.1

Short-term securities & other assets less liabilities	9.2%

Total	100.0%
[End Sidebar]

With the objective of long-term capital appreciation over time, the fund blends three types of investments. These include stocks of multinational companies based in the developed world with significant ties to the developing world, stocks of companies based in the developing world, and government and corporate bonds of developing-country issuers. While we always advocate a long-term investment approach, we are pleased that the fund’s diversified portfolio has produced gains for shareholders while helping to reduce some of the volatility associated with investing in developing markets.

Developing- and developed-country stocks

As the global economy continues to recover from the deep setbacks of 2008–09, many companies have been building on their gains, though volatility has remained a persistent theme. Capital has continued to flow into the developing world, and stocks of companies in developing markets experienced higher returns than stocks of companies in developed markets, though both made gains.

In the past, developing countries were often the most vulnerable to economic downturns, but previous financial crises in the developing world have led to sounder policies and stronger financial systems that continue to benefit these countries today.

This is not to say that developing markets are immune from contractions in the developed world. On the contrary, exports from developing countries have tended to suffer in periods of weak economic growth in the developed world, and credit downgrades for Greece and some other European countries have jolted the developing markets. Taken as a whole, Europe remains the world’s largest economy, and any significant slowdown across Europe will impact the rest of the world.

Developing-country equities accounted for 46.0% of the fund’s net assets, up slightly from 45.0% at the fund’s fiscal year-end. Developed-country equities accounted for 35.5% of net assets, up slightly from 34.7% at the fund’s fiscal year-end.

As of April 30, 2010, the fund was invested in stocks of 272 companies from more than 40 countries.

Developing-country bonds

Having fared better than equities during the downturn, developing-country bonds have had generally more modest returns than equities in the upturn. Still, the bond market has been less volatile than the equity market. Bonds in developing countries, as represented by the unmanaged J.P. Morgan Emerging Markets Bond Index Plus, gained 5.6% during the period.

Since the economic fundamentals of many developing-market countries have been stronger than those in developed countries, developing-country bonds have fared reasonably well. Most of the major developing countries are in fiscally good shape compared to developed countries. For the past 10–20 years, they have pursued economic reforms and opened their markets, so they continue to have access to more debt financing options. Yet they are not immune to global financial concerns. For example, in May, after the reporting period, problems with Greek debt led to higher interest rates in many developing countries due to renewed attention to sovereign risk.

Over the past few years, we have gradually increased the portion of the fund’s bond holdings that are denominated in local currencies.

The fund’s holdings in developing-country bonds stayed fairly level at 9.3% of net assets, compared with 9.5% at the fund’s fiscal year-end.

As of April 30, 2010, the fund was invested in bonds of 30 issuers from more than 15 countries.

The fund’s portfolio

The fund experienced mixed results from its holdings in five major areas of investment.

Among telecommunication company stocks held in the portfolio, América Móvil, Latin America’s largest cellular communications provider and the fund’s largest holding, gained 16.7%. Turkcell, the owner and operator of a GSM network in Turkey and the fund’s fifth-largest holding, fell 2.0%.

Two health care companies that are among the fund’s largest holdings had strong positive gains. Pharmstandard, a leading pharmaceutical company in Russia specializing in generics and the fund’s third-largest holding, rose 75.8%. Teva Pharmaceutical Industries, the leading drug company in Israel and the fund’s seventh-largest holding, gained 16.3%.

Among banks, Itaú Unibanco, one of Brazil’s leading private commercial banks and the fund’s second-largest holding, advanced 13.6%. Itaúsa, the Brazil-based investment holding company that controls Itaú Unibanco and the fund’s eighth-largest holding, gained 21.0%. Industrial and Commercial Bank of China, a state-owned commercial bank in China that is one of the world’s largest banks and the fund’s 10th-largest holding, declined 7.8%.

Two large consumer staples companies in the fund’s portfolio had modest positive returns. Nestlé, the Swiss-based global packaged food and beverage company and the fund’s fourth-largest holding, advanced 4.8%. Anheuser-Busch InBev, the fund’s ninth-largest holding and one of the world’s largest brewers, rose 3.4%.

In the information technology sector, Kingboard Chemical, the fund’s sixth-largest holding and a China-based maker of printed circuit boards, gained 33.1%.

Looking forward

This remains a period of adjustment for the global economy. It took years for countries to accumulate their large debt burdens, and the painful restructuring now underway will take a long time to complete its course. To borrow a baseball metaphor, we may still be in the early innings of a continued restructuring that is occurring around the world.

As the global economy continues to respond to this process, we remain committed to the focus of the fund. The companies in which we invest are those we feel have a meaningful exposure to a part of the world that is not only growing rapidly, but also doing so with stronger fundamentals than at any time in the past 25 years. Nevertheless, volatility is likely to persist.

It is also worth noting that while growth in China has been a major contributor to both the world economy and long-term fund results, the country, like many others, faces difficult internal challenges, and some caution may be warranted.

We maintain the belief that the fund’s diversified approach to investing in stocks and bonds can continue to provide opportunities for long-term investors, with the potential for lower volatility.

We thank you for your ongoing support and for your commitment to long-term investing.

Cordially,

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

/s/ Robert W. Lovelace

Robert W. Lovelace
President

June 11, 2010

For current information about the fund, visit americanfunds.com.

Summary investment portfolio, April 30, 2010
unaudited

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	Percent of net assets
Financials	15.42%
Consumer staples	11.01
Telecommunication services	9.21
Materials	7.70
Energy	7.08
Other industries	30.99
Convertible securities & warrants	0.13
Bonds & notes	9.30
Short-term securities & other assets less liabilities	9.16
[end pie chart]

Country diversification	Percent of net assets
Euro zone*	10.3%
Brazil	9.0
China	6.6
United Kingdom	6.5
Mexico	5.8
India	5.0
United States	4.5
Russia	4.4
Turkey	3.9
Other countries	34.8
Short-term securities & other assets less liabilities	9.2

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Slovenia and Spain.

			Percent
		Value	of net
Common stocks - 81.41%	Shares	(000)	assets

Financials - 15.42%
Itaú Unibanco Holding SA, preferred nominative	6,621,459	$143,609
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,364,325	94,619	1.34%
Itaúsa - Investimentos Itaú SA, preferred nominative	25,003,664	172,468	.97
Industrial and Commercial Bank of China Ltd., Class H (1)	219,281,000	160,863	.91
Amil Participações SA, ordinary nominative	16,561,390	135,769	.77
Banco Santander, SA (1)	10,460,313	131,418	.74
PT Bank Rakyat Indonesia (Persero) Tbk (1)	122,072,800	120,656	.68
Royal Bank of Scotland Group PLC (1) (2)	114,082,270	93,708	.53
ICICI Bank Ltd. (1)	4,100,000	86,495	.49
Prudential PLC (1)	9,469,059	83,863	.47
Other securities		1,510,596	8.52
		2,734,064	15.42

Consumer staples - 11.01%
Nestlé SA (1)	4,473,500	218,327	1.23
Anheuser-Busch InBev NV (1)	3,336,997	162,369
Anheuser-Busch InBev NV (1) (2)	1,413,427	9	.92
United Spirits Ltd. (1)	4,538,914	127,976	.72
Pernod Ricard SA (1)	1,481,302	126,019	.71
Tesco PLC (1)	17,192,190	114,364	.65
China Yurun Food Group Ltd. (1)	28,994,000	87,668	.50
Other securities		1,114,400	6.28
		1,951,132	11.01

Telecommunication services - 9.21%
América Móvil, SAB de CV, Series L (ADR)	9,296,392	478,578
América Móvil, SAB de CV, Series L	8,440,000	21,785	2.82
Turkcell Iletisim Hizmetleri AS (1)	30,095,000	194,732	1.10
MTN Group Ltd. (1)	10,570,231	155,610	.88
Philippine Long Distance Telephone Co. (1)	2,145,290	119,929
Philippine Long Distance Telephone Co. (ADR)	250,000	14,060	.76
Millicom International Cellular SA	1,076,800	95,060	.54
Other securities		554,344	3.11
		1,634,098	9.21

Materials - 7.70%
Linde AG (1)	1,188,738	142,146	.80
PT Indocement Tunggal Prakarsa Tbk (1)	64,821,000	112,203	.63
Anglo American PLC (ZAR denominated) (1) (2)	1,477,400	62,498
Anglo American PLC (1) (2)	1,052,000	45,056	.61
Holcim Ltd (1) (2)	1,177,190	88,274	.50
ArcelorMittal (1)	2,060,000	81,152	.46
PT Semen Gresik (Persero) Tbk (1)	89,607,500	80,503	.45
Other securities		752,709	4.25
		1,364,541	7.70

Energy - 7.08%
Niko Resources Ltd.	550,000	60,290
Niko Resources Ltd. (3)	495,000	54,261	.65
Heritage Oil Ltd. (1) (2) (4)	16,343,000	114,369	.65
OAO Gazprom (ADR) (1)	4,456,000	103,434	.58
Other securities		922,267	5.20
		1,254,621	7.08

Information technology - 6.37%
Kingboard Chemical Holdings Ltd. (1)	35,287,840	189,693	1.07
Samsung Electronics Co. Ltd. (1)	151,112	114,288	.64
Cielo SA, ordinary nominative	10,240,500	99,445	.56
Infosys Technologies Ltd. (1)	1,318,500	80,703	.45
Other securities		645,233	3.65
		1,129,362	6.37

Industrials - 6.15%
Other securities		1,090,337	6.15

Health care - 5.84%
JSC Pharmstandard (GDR) (1) (2) (4)	7,633,349	217,316
JSC Pharmstandard (GDR) (1) (2) (3) (4)	392,700	11,180	1.29
Teva Pharmaceutical Industries Ltd. (ADR)	3,084,000	181,123	1.02
Novo Nordisk A/S, Class B (1)	1,558,800	127,319	.72
Cochlear Ltd. (1)	1,407,631	95,917	.54
Hikma Pharmaceuticals PLC (1)	8,953,850	86,046	.49
Other securities		316,792	1.78
		1,035,693	5.84

Consumer discretionary - 5.56%
Honda Motor Co., Ltd. (1)	3,055,000	103,229	.58
Truworths International Ltd. (1)	12,103,000	86,706	.49
Other securities		795,178	4.49
		985,113	5.56

Utilities - 2.27%
PT Perusahaan Gas Negara (Persero) Tbk (1)	195,157,000	87,624	.49
GAIL (India) Ltd. (1)	8,494,000	81,340	.46
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	4,940,842	78,309	.44
Other securities		154,862	.88
		402,135	2.27

Miscellaneous - 4.80%
Other common stocks in initial period of acquisition		850,988	4.80

Total common stocks (cost: $11,151,271,000)		14,432,084	81.41

			Percent
		Value	of net
Warrants - 0.03%	Shares	(000)	assets

Other - 0.01%
Other securities		1,042	.01

Miscellaneous - 0.02%
Other warrants in initial period of acquisition		3,979	.02

Total warrants (cost: $3,225,000)		5,021	.03

	Principal		Percent
	amount	Value	of net
Convertible securities - 0.10%	(000)	(000)	assets

Financials - 0.10%
Other securities		17,043	.10

Total convertible securities (cost: $16,932,000)		17,043	.10

	Principal		Percent
	amount	Value	of net
Bonds & notes - 9.30%	(000)	(000)	assets

Bonds & notes of governments outside the U.S. - 8.26%
Brazil (Federal Republic of) Global 5.625%-11.00% 2010-2041 (5)	$147,847	181,458
Brazil (Federal Republic of) Global 12.50% 2016-2022	BRL 49,400	32,332
Brazilian Treasury Bill 0%-6.00% 2010-2045 (6)	175,049	99,939
Brazil (Federal Republic of) 10.00% 2012-2017	55,000	28,881	1.93
Turkey (Republic of) 6.75%-11.50% 2012-2040	$98,560	108,375
Turkey (Republic of) 10.00%-16.00% 2011-2013 (6)	TRY 130,127	97,098	1.16
United Mexican States Government 3.50%-10.00% 2012-2036 (6)	MXN 1,172,216	105,889
United Mexican States Government Global 5.625%-6.375% 2013-2040	$75,250	80,173	1.05
Other securities		730,183	4.12
		1,464,328	8.26

Other - 1.04%
Other securities		185,124	1.04

Total bonds & notes (cost: $1,527,057,000)		1,649,452	9.30

	Principal		Percent
	amount	Value	of net
Short-term securities - 9.41%	(000)	(000)	assets

Freddie Mac 0.14%-0.43% due 5/4-12/16/2010	481,000	480,695	2.71
International Bank for Reconstruction and Development 0.16%-0.19% due 5/3-7/19/2010	217,100	217,082	1.23
Fannie Mae 0.13%-0.33% due 5/12-12/20/2010	147,800	147,724	.83
U.S. Treasury Bills 0.144%-0.338% due 5/6-8/26/2010	121,000	120,967	.68
ING (U.S.) Funding LLC 0.20%-0.22% due 5/7-6/1/2010	108,600	108,592	.61
GDF SUEZ 0.21%-0.23% due 5/5-5/26/2010 (3)	97,520	97,509	.55
Straight-A Funding LLC 0.22%-0.26% due 6/8-7/16/2010 (3)	88,700	88,664	.50
Eni Finance USA Inc. 0.18%-0.23% due 5/3-5/21/2010 (3)	81,600	81,594	.46
Other securities		324,665	1.84

Total short-term securities (cost: $1,667,413,000)		1,667,492	9.41

Total investment securities (cost: $14,365,898,000)		17,771,092	100.25
Other assets less liabilities		(44,663)	(0.25)

Net assets		$17,726,429	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the six months ended April 30, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 4/30/10 (000)
JSC Pharmstandard (GDR) (1) (2)	7,452,949	180,400	-	7,633,349	-	$217,316
JSC Pharmstandard (GDR) (1) (2) (3)	392,700	-	-	392,700	-	11,180
Heritage Oil Ltd. (1) (2)	12,925,000	3,418,000	-	16,343,000	-	114,369
					-	$342,865

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $10,866,506,000, which represented 61.30% of the net assets of the fund. This amount includes $10,796,074,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $812,608,000, which represented 4.58% of the net assets of the fund.

(4) Represents an affiliated company as defined under the Investment Company Act of 1940.
(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(6) Index-linked bond whose principal amount moves with a government retail price index.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
MXN = Mexican pesos
TRY = Turkish liras
ZAR = South African rand

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities		unaudited
at April 30, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $14,118,707)	$17,428,227
Affiliated issuers (cost: $247,191)	342,865	$17,771,092
Cash denominated in currencies other than U.S. dollars
(cost: $1,184)		1,188
Cash		272
Receivables for:
Sales of investments	66,840
Sales of fund's shares	40,077
Dividends and interest	76,088	183,005
		17,955,557
Liabilities:
Payables for:
Purchases of investments	174,921
Repurchases of fund's shares	20,007
Investment advisory services	8,305
Services provided by affiliates	9,570
Directors' deferred compensation	1,601
Non-U.S. taxes	14,175
Other	549	229,128
Net assets at April 30, 2010		$17,726,429

Net assets consist of:
Capital paid in on shares of capital stock		$15,641,216
Undistributed net investment income		24,226
Accumulated net realized loss		(1,330,307)
Net unrealized appreciation		3,391,294
Net assets at April 30, 2010		$17,726,429

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 500,000 shares, $.01 par value (364,307 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$11,907,202	243,815	$48.84
Class B	413,700	8,620	47.99
Class C	996,929	21,019	47.43
Class F-1	1,472,468	30,340	48.53
Class F-2	562,953	11,521	48.87
Class 529-A	461,756	9,511	48.55
Class 529-B	40,159	843	47.65
Class 529-C	109,745	2,305	47.61
Class 529-E	24,163	501	48.24
Class 529-F-1	19,876	409	48.56
Class R-1	40,302	848	47.50
Class R-2	325,973	6,857	47.54
Class R-3	348,165	7,205	48.33
Class R-4	223,266	4,584	48.70
Class R-5	516,617	10,549	48.98
Class R-6	263,155	5,380	48.91

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $51.82 and $51.51, respectively.

See Notes to Financial Statements

Statement of operations		unaudited
for the six months ended April 30, 2010		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $12,733)	$129,395
Interest	64,874	$194,269

Fees and expenses*:
Investment advisory services	46,938
Distribution services	24,828
Transfer agent services	10,312
Administrative services	4,555
Reports to shareholders	815
Registration statement and prospectus	1,261
Directors' compensation	316
Auditing and legal	50
Custodian	3,333
State and local taxes	240
Other	674	93,322
Net investment income		100,947

Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $445)	87,615
Forward currency contracts	(1,221)
Currency transactions	(149)	86,245
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $14,175)	1,403,627
Currency translations	(759)	1,402,868
Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency		1,489,113
Net increase in net assets resulting
from operations		$1,590,060

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

	Six months ended April 30, 2010*	Year ended October 31, 2009
Operations:
Net investment income	$100,947	$231,025
Net realized gain (loss) on investments, forward currency contracts and currency transactions	86,245	(1,324,104)
Net unrealized appreciation on investments and currency translations	1,402,868	5,026,435
Net increase in net assets resulting from operations	1,590,060	3,933,356

Dividends paid to shareholders from net investment income	(189,715)	(143,293)

Net capital share transactions	1,230,829	1,112,866

Total increase in net assets	2,631,174	4,902,929

Net assets:
Beginning of period	15,095,255	10,192,326
End of period (including undistributed
net investment income: $24,226 and $112,994, respectively)	$17,726,429	$15,095,255

*Unaudited.

See Notes to Financial Statements

Notes to financial statements
                                                                                                     unaudited

1. Organization

New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2010 or early 2011; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of April 30, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Financials	$806,858	$1,927,206	*	$-	$2,734,064
Consumer staples	358,234	1,592,898	*	-	1,951,132
Telecommunication services	629,528	1,004,570	*	-	1,634,098
Materials	196,911	1,167,630	*	-	1,364,541
Energy	444,871	809,750	*	-	1,254,621
Information technology	362,070	767,292	*	-	1,129,362
Industrials	124,409	965,928	*	-	1,090,337
Health care	242,981	792,712	*	-	1,035,693
Consumer discretionary	136,664	848,449	*	-	985,113
Utilities	90,177	311,958	*	-	402,135
Miscellaneous	176,654	674,334	*	-	850,988
Warrants	1,242	3,779		-	5,021
Convertible securities	-	17,043		-	17,043
Bonds & notes
Bonds & notes of governments outside the U.S.	-	1,464,328		-	1,464,328
Corporate bonds & notes	-	185,124		-	185,124
Short-term securities	-	1,667,492		-	1,667,492
Total	$3,570,599	$14,200,493		$-	$17,771,092

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $10,796,074,000 of investment securities were classified as Level 2 instead of Level 1.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The fund is subject to risks, including the possibility that the value of the fund's portfolio holdings may fluctuate in response to events specific to the companies or markets in which the fund invests, as well as economic, political or social events in the U.S. or abroad. The prices of debt securities owned by the fund may be affected by changing interest rates and credit risk assessments, as well as by events specifically involving the issuers of those securities.

The prices of the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. The growth-oriented common stocks and other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks. Smaller capitalization stocks are often more difficult to value or dispose of, more difficult to obtain information about and more volatile than stocks of larger, more established companies.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Although all securities in the fund's portfolio may be subject to the risks described above, securities issued by entities based outside the U.S. may be affected to a greater extent. For instance, investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

5. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2003.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; net capital losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

	(dollars in thousands)
Undistributed ordinary income		$166,313
Capital loss carryforwards*:
Expiring 2016	$(118,728)
Expiring 2017	(1,287,780)	(1,406,508)
*The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

As of April 30, 2010, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$3,996,795
Gross unrealized depreciation on investment securities	(654,396)
Net unrealized appreciation on investment securities	3,342,399
Cost of investment securities	14,428,693

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

Share class	Six months ended April 30, 2010	Year ended October 31, 2009
Class A	$133,041	$111,308
Class B	2,385	1,040
Class C	6,605	1,622
Class F-1	15,617	10,483
Class F-2	6,840	786
Class 529-A	4,940	3,806
Class 529-B	217	114
Class 529-C	609	233
Class 529-E	211	142
Class 529-F-1	232	162
Class R-1	262	63
Class R-2	1,910	782
Class R-3	3,170	1,768
Class R-4	2,688	1,334
Class R-5	7,121	9,650
Class R-6*	3,867	-
Total	$189,715	$143,293

*Class R-6 was offered beginning May 1, 2009.

6. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. For the six months ended April 30, 2010, the investment advisory services fee was $46,938,000, which was equivalent to an annualized rate of 0.571% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of April 30, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the six months ended April 30, 2010, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$13,092	$9,932	Not applicable	Not applicable	Not applicable
Class B	2,058	380	Not applicable	Not applicable	Not applicable
Class C	4,584	Included in administrative services	$689	$148	Not applicable
Class F-1	1,575		949	96	Not applicable
Class F-2	Not applicable		280	18	Not applicable
Class 529-A	422		252	49	$210
Class 529-B	195		23	8	19
Class 529-C	493		60	19	49
Class 529-E	55		13	3	11
Class 529-F-1	-		11	2	9
Class R-1	181		21	19	Not applicable
Class R-2	1,135		226	492	Not applicable
Class R-3	786		234	157	Not applicable
Class R-4	252		141	10	Not applicable
Class R-5	-		244	31	Not applicable
Class R-6	Not applicable		61	1	Not applicable
Total	$24,828	$10,312	$3,204	$1,053	$298

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1999, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $316,000, shown on the accompanying financial statements, includes $204,000 in current fees (either paid in cash or deferred) and a net increase of $112,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended April 30, 2010
Class A	$1,474,526	30,971	$127,149	2,740	$(1,018,254)	(21,558)	$583,421	12,153
Class B	25,983	556	2,325	51	(50,821)	(1,089)	(22,513)	(482)
Class C	168,997	3,649	6,366	141	(91,722)	(2,003)	83,641	1,787
Class F-1	452,678	9,603	14,091	306	(215,599)	(4,612)	251,170	5,297
Class F-2	155,354	3,271	5,642	122	(39,354)	(836)	121,642	2,557
Class 529-A	66,939	1,419	4,939	107	(19,339)	(410)	52,539	1,116
Class 529-B	1,863	40	217	5	(2,599)	(55)	(519)	(10)
Class 529-C	19,796	428	609	13	(6,158)	(133)	14,247	308
Class 529-E	4,371	94	211	5	(1,526)	(33)	3,056	66
Class 529-F-1	4,521	96	232	5	(777)	(17)	3,976	84
Class R-1	11,882	257	260	5	(6,645)	(145)	5,497	117
Class R-2	67,072	1,450	1,907	42	(49,132)	(1,065)	19,847	427
Class R-3	91,773	1,950	3,166	69	(52,677)	(1,122)	42,262	897
Class R-4	89,979	1,888	2,686	58	(55,266)	(1,171)	37,399	775
Class R-5	78,634	1,658	7,114	153	(60,553)	(1,280)	25,195	531
Class R-6	62,637	1,318	3,867	83	(56,535)	(1,198)	9,969	203
Total net increase
(decrease)	$2,777,005	58,648	$180,781	3,905	$(1,726,957)	(36,727)	$1,230,829	25,826

Year ended October 31, 2009
Class A	$2,146,815	57,714	$106,604	3,477	$(1,898,817)	(56,471)	$354,602	4,720
Class B	57,990	1,624	1,013	33	(76,390)	(2,280)	(17,387)	(623)
Class C	232,142	6,295	1,570	53	(153,355)	(4,703)	80,357	1,645
Class F-1	516,206	14,167	9,344	307	(360,694)	(10,676)	164,856	3,798
Class F-2	334,377	8,699	707	23	(41,522)	(1,198)	293,562	7,524
Class 529-A	71,859	1,947	3,806	125	(31,298)	(909)	44,367	1,163
Class 529-B	3,981	117	114	4	(3,173)	(96)	922	25
Class 529-C	19,911	549	233	7	(10,030)	(299)	10,114	257
Class 529-E	4,326	121	142	4	(2,313)	(68)	2,155	57
Class 529-F-1	3,961	108	162	5	(2,081)	(60)	2,042	53
Class R-1	20,195	550	62	2	(9,784)	(266)	10,473	286
Class R-2	110,263	3,169	780	26	(61,106)	(1,766)	49,937	1,429
Class R-3	115,053	3,196	1,766	58	(55,994)	(1,589)	60,825	1,665
Class R-4	84,082	2,276	1,332	44	(33,094)	(936)	52,320	1,384
Class R-5	191,450	5,297	9,166	299	(388,779)	(10,741)	(188,163)	(5,145)
Class R-6(†)	195,391	5,261	-	-	(3,507)	(84)	191,884	5,177
Total net increase
(decrease)	$4,108,002	111,090	$136,801	4,467	$(3,131,937)	(92,142)	$1,112,866	23,415

*Includes exchanges between share classes of the fund.
(†)Class R-6 was offered beginning May 1, 2009.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,376,226,000 and $1,246,177,000, respectively, during the six months ended April 30, 2010.

9. Forward currency contracts

The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations. As of April 30, 2010, the fund did not have any open forward currency contracts.

Financial highlights(1)

			Income (loss) from investment operations(2)			Dividends and distributions
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3)(4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(4)		Ratio of net income to average net assets(4)

Class A:	Six months ended 4/30/2010(5)	$44.76	$.30	$4.35	$4.65	$(.57)	$-	$(.57)	$48.84	10.45%	$11,907	1.07	%(6)	1.07	%(6)	1.29	%(6)
	Year ended 10/31/2009	32.48	.76	12.03	12.79	(.51)	-	(.51)	44.76	40.04	10,369	1.18		1.17		2.11
	Year ended 10/31/2008	65.91	1.13	(29.59)	(28.46)	(1.18)	(3.79)	(4.97)	32.48	(46.63)	7,371	1.01		.95		2.10
	Year ended 10/31/2007	47.54	1.02	20.49	21.51	(.91)	(2.23)	(3.14)	65.91	47.79	13,752	1.02		.96		1.92
	Year ended 10/31/2006	36.32	.93	11.02	11.95	(.73)	-	(.73)	47.54	33.37	7,791	1.06		1.00		2.19
	Year ended 10/31/2005	29.68	.68	6.51	7.19	(.55)	-	(.55)	36.32	24.50	4,195	1.18		1.12		2.00

Class B:	Six months ended 4/30/2010(5)	43.87	.11	4.27	4.38	(.26)	-	(.26)	47.99	10.03	414	1.84	(6)	1.84	(6)	.49	(6)
	Year ended 10/31/2009	31.68	.48	11.82	12.30	(.11)	-	(.11)	43.87	38.94	399	1.96		1.95		1.35
	Year ended 10/31/2008	64.48	.70	(28.92)	(28.22)	(.79)	(3.79)	(4.58)	31.68	(47.04)	308	1.79		1.73		1.32
	Year ended 10/31/2007	46.62	.60	20.09	20.69	(.60)	(2.23)	(2.83)	64.48	46.65	588	1.79		1.73		1.14
	Year ended 10/31/2006	35.71	.59	10.84	11.43	(.52)	-	(.52)	46.62	32.33	332	1.85		1.79		1.40
	Year ended 10/31/2005	29.23	.42	6.42	6.84	(.36)	-	(.36)	35.71	23.57	170	1.94		1.88		1.24

Class C:	Six months ended 4/30/2010(5)	43.43	.12	4.21	4.33	(.33)	-	(.33)	47.43	10.05	997	1.83	(6)	1.83	(6)	.53	(6)
	Year ended 10/31/2009	31.32	.48	11.73	12.21	(.10)	-	(.10)	43.43	39.03	835	1.90		1.89		1.36
	Year ended 10/31/2008	63.83	.67	(28.59)	(27.92)	(.80)	(3.79)	(4.59)	31.32	(47.06)	551	1.81		1.76		1.29
	Year ended 10/31/2007	46.20	.57	19.89	20.46	(.60)	(2.23)	(2.83)	63.83	46.60	1,033	1.83		1.78		1.10
	Year ended 10/31/2006	35.42	.57	10.75	11.32	(.54)	-	(.54)	46.20	32.27	532	1.89		1.83		1.36
	Year ended 10/31/2005	29.03	.40	6.37	6.77	(.38)	-	(.38)	35.42	23.52	246	1.98		1.92		1.21

Class F-1:	Six months ended 4/30/2010(5)	44.51	.31	4.31	4.62	(.60)	-	(.60)	48.53	10.45	1,472	1.06	(6)	1.06	(6)	1.34	(6)
	Year ended 10/31/2009	32.28	.77	11.96	12.73	(.50)	-	(.50)	44.51	40.14	1,115	1.11		1.11		2.13
	Year ended 10/31/2008	65.54	1.11	(29.39)	(28.28)	(1.19)	(3.79)	(4.98)	32.28	(46.64)	686	1.02		.96		2.08
	Year ended 10/31/2007	47.29	1.01	20.38	21.39	(.91)	(2.23)	(3.14)	65.54	47.79	1,289	1.02		.96		1.91
	Year ended 10/31/2006	36.13	.92	10.97	11.89	(.73)	-	(.73)	47.29	33.38	673	1.07		1.01		2.18
	Year ended 10/31/2005	29.54	.67	6.47	7.14	(.55)	-	(.55)	36.13	24.46	336	1.19		1.14		1.98

Class F-2:	Six months ended 4/30/2010(5)	44.86	.39	4.34	4.73	(.72)	-	(.72)	48.87	10.60	563	.77	(6)	.77	(6)	1.63	(6)
	Year ended 10/31/2009	32.50	.75	12.17	12.92	(.56)	-	(.56)	44.86	40.51	402	.83		.82		1.89
	Period from 8/1/2008 to 10/31/2008	52.88	.19	(20.57)	(20.38)	-	-	-	32.50	(38.52)	47	.20		.19		.49

Class 529-A:	Six months ended 4/30/2010(5)	44.51	.30	4.31	4.61	(.57)	-	(.57)	48.55	10.43	462	1.10	(6)	1.10	(6)	1.28	(6)
	Year ended 10/31/2009	32.31	.75	11.97	12.72	(.52)	-	(.52)	44.51	40.06	374	1.18		1.17		2.09
	Year ended 10/31/2008	65.60	1.10	(29.43)	(28.33)	(1.17)	(3.79)	(4.96)	32.31	(46.66)	234	1.05		.99		2.06
	Year ended 10/31/2007	47.35	1.00	20.39	21.39	(.91)	(2.23)	(3.14)	65.60	47.71	355	1.07		1.01		1.87
	Year ended 10/31/2006	36.19	.92	10.97	11.89	(.73)	-	(.73)	47.35	33.32	171	1.09		1.03		2.15
	Year ended 10/31/2005	29.59	.67	6.48	7.15	(.55)	-	(.55)	36.19	24.45	76	1.21		1.15		1.97

Class 529-B:	Six months ended 4/30/2010(5)	43.57	.10	4.24	4.34	(.26)	-	(.26)	47.65	9.98	40	1.91	(6)	1.91	(6)	.43	(6)
	Year ended 10/31/2009	31.51	.45	11.75	12.20	(.14)	-	(.14)	43.57	38.91	37	2.01		2.00		1.29
	Year ended 10/31/2008	64.17	.64	(28.75)	(28.11)	(.76)	(3.79)	(4.55)	31.51	(47.10)	26	1.88		1.82		1.23
	Year ended 10/31/2007	46.44	.54	19.99	20.53	(.57)	(2.23)	(2.80)	64.17	46.49	42	1.90		1.84		1.03
	Year ended 10/31/2006	35.58	.53	10.81	11.34	(.48)	-	(.48)	46.44	32.14	22	1.97		1.90		1.28
	Year ended 10/31/2005	29.15	.36	6.41	6.77	(.34)	-	(.34)	35.58	23.38	11	2.09		2.04		1.09

Class 529-C:	Six months ended 4/30/2010(5)	43.57	.11	4.23	4.34	(.30)	-	(.30)	47.61	9.99	110	1.91	(6)	1.91	(6)	.47	(6)
	Year ended 10/31/2009	31.50	.44	11.76	12.20	(.13)	-	(.13)	43.57	38.89	87	2.00		2.00		1.26
	Year ended 10/31/2008	64.17	.65	(28.76)	(28.11)	(.77)	(3.79)	(4.56)	31.50	(47.09)	55	1.87		1.82		1.24
	Year ended 10/31/2007	46.45	.54	20.00	20.54	(.59)	(2.23)	(2.82)	64.17	46.50	86	1.90		1.84		1.04
	Year ended 10/31/2006	35.60	.54	10.81	11.35	(.50)	-	(.50)	46.45	32.19	43	1.96		1.89		1.29
	Year ended 10/31/2005	29.17	.37	6.40	6.77	(.34)	-	(.34)	35.60	23.38	20	2.08		2.02		1.11

Class 529-E:	Six months ended 4/30/2010(5)	$44.19	$.23	$4.29	$4.52	$(.47)	$-	$(.47)	$48.24	10.25%	$24	1.40	%(6)	1.40	%(6)	.98	%(6)
	Year ended 10/31/2009	32.03	.63	11.90	12.53	(.37)	-	(.37)	44.19	39.61	19	1.49		1.48		1.78
	Year ended 10/31/2008	65.10	.92	(29.20)	(28.28)	(1.00)	(3.79)	(4.79)	32.03	(46.82)	12	1.36		1.31		1.74
	Year ended 10/31/2007	47.04	.82	20.26	21.08	(.79)	(2.23)	(3.02)	65.10	47.23	19	1.39		1.33		1.55
	Year ended 10/31/2006	36.00	.77	10.91	11.68	(.64)	-	(.64)	47.04	32.87	10	1.43		1.37		1.82
	Year ended 10/31/2005	29.46	.56	6.45	7.01	(.47)	-	(.47)	36.00	24.02	4	1.55		1.49		1.65

Class 529-F-1:	Six months ended 4/30/2010(5)	44.55	.35	4.31	4.66	(.65)	-	(.65)	48.56	10.54	20	.90	(6)	.90	(6)	1.49	(6)
	Year ended 10/31/2009	32.36	.81	11.97	12.78	(.59)	-	(.59)	44.55	40.31	15	.99		.98		2.27
	Year ended 10/31/2008	65.66	1.20	(29.46)	(28.26)	(1.25)	(3.79)	(5.04)	32.36	(46.55)	9	.86		.81		2.24
	Year ended 10/31/2007	47.36	1.09	20.40	21.49	(.96)	(2.23)	(3.19)	65.66	47.98	15	.89		.83		2.05
	Year ended 10/31/2006	36.15	.98	10.97	11.95	(.74)	-	(.74)	47.36	33.55	8	.93		.87		2.31
	Year ended 10/31/2005	29.53	.68	6.47	7.15	(.53)	-	(.53)	36.15	24.49	4	1.17		1.11		2.02

Class R-1:	Six months ended 4/30/2010(5)	43.51	.12	4.22	4.34	(.35)	-	(.35)	47.50	10.00	40	1.86	(6)	1.86	(6)	.51	(6)
	Year ended 10/31/2009	31.45	.43	11.77	12.20	(.14)	-	(.14)	43.51	38.94	32	1.96		1.96		1.20
	Year ended 10/31/2008	64.12	.67	(28.68)	(28.01)	(.87)	(3.79)	(4.66)	31.45	(47.04)	14	1.79		1.74		1.28
	Year ended 10/31/2007	46.46	.58	19.96	20.54	(.65)	(2.23)	(2.88)	64.12	46.57	25	1.86		1.79		1.11
	Year ended 10/31/2006	35.64	.57	10.80	11.37	(.55)	-	(.55)	46.46	32.22	11	1.93		1.83		1.35
	Year ended 10/31/2005	29.22	.40	6.41	6.81	(.39)	-	(.39)	35.64	23.51	3	2.06		1.92		1.19

Class R-2:	Six months ended 4/30/2010(5)	43.50	.11	4.22	4.33	(.29)	-	(.29)	47.54	10.02	326	1.87	(6)	1.87	(6)	.50	(6)
	Year ended 10/31/2009	31.48	.43	11.74	12.17	(.15)	-	(.15)	43.50	38.80	280	2.03		2.02		1.22
	Year ended 10/31/2008	64.18	.65	(28.74)	(28.09)	(.82)	(3.79)	(4.61)	31.48	(47.09)	157	1.87		1.81		1.24
	Year ended 10/31/2007	46.46	.59	20.00	20.59	(.64)	(2.23)	(2.87)	64.18	46.61	245	1.90		1.76		1.12
	Year ended 10/31/2006	35.62	.58	10.80	11.38	(.54)	-	(.54)	46.46	32.30	110	2.05		1.80		1.38
	Year ended 10/31/2005	29.21	.41	6.40	6.81	(.40)	-	(.40)	35.62	23.53	47	2.27		1.89		1.23

Class R-3:	Six months ended 4/30/2010(5)	44.29	.23	4.30	4.53	(.49)	-	(.49)	48.33	10.25	348	1.39	(6)	1.39	(6)	.98	(6)
	Year ended 10/31/2009	32.09	.64	11.93	12.57	(.37)	-	(.37)	44.29	39.66	279	1.47		1.46		1.77
	Year ended 10/31/2008	65.24	.92	(29.25)	(28.33)	(1.03)	(3.79)	(4.82)	32.09	(46.82)	149	1.37		1.31		1.74
	Year ended 10/31/2007	47.13	.82	20.30	21.12	(.78)	(2.23)	(3.01)	65.24	47.24	238	1.39		1.33		1.55
	Year ended 10/31/2006	36.07	.74	10.94	11.68	(.62)	-	(.62)	47.13	32.77	100	1.49		1.42		1.75
	Year ended 10/31/2005	29.53	.55	6.47	7.02	(.48)	-	(.48)	36.07	24.02	41	1.60		1.51		1.62

Class R-4:	Six months ended 4/30/2010(5)	44.68	.31	4.33	4.64	(.62)	-	(.62)	48.70	10.47	223	1.05	(6)	1.05	(6)	1.34	(6)
	Year ended 10/31/2009	32.43	.76	12.02	12.78	(.53)	-	(.53)	44.68	40.13	170	1.11		1.10		2.07
	Year ended 10/31/2008	65.83	1.11	(29.54)	(28.43)	(1.18)	(3.79)	(4.97)	32.43	(46.64)	78	1.04		.98		2.09
	Year ended 10/31/2007	47.51	1.01	20.46	21.47	(.92)	(2.23)	(3.15)	65.83	47.74	107	1.06		1.00		1.88
	Year ended 10/31/2006	36.33	.91	11.01	11.92	(.74)	-	(.74)	47.51	33.29	41	1.11		1.05		2.12
	Year ended 10/31/2005	29.72	.68	6.49	7.17	(.56)	-	(.56)	36.33	24.44	14	1.21		1.15		1.98

Class R-5:	Six months ended 4/30/2010(5)	44.94	.38	4.36	4.74	(.70)	-	(.70)	48.98	10.60	517	.76	(6)	.76	(6)	1.60	(6)
	Year ended 10/31/2009	32.65	.93	12.02	12.95	(.66)	-	(.66)	44.94	40.56	450	.80		.80		2.65
	Year ended 10/31/2008	66.19	1.27	(29.70)	(28.43)	(1.32)	(3.79)	(5.11)	32.65	(46.48)	495	.73		.68		2.37
	Year ended 10/31/2007	47.71	1.17	20.56	21.73	(1.02)	(2.23)	(3.25)	66.19	48.16	728	.76		.70		2.17
	Year ended 10/31/2006	36.43	1.04	11.05	12.09	(.81)	-	(.81)	47.71	33.72	350	.81		.75		2.44
	Year ended 10/31/2005	29.76	.78	6.51	7.29	(.62)	-	(.62)	36.43	24.83	187	.89		.84		2.28

Class R-6:	Six months ended 4/30/2010(5)	44.85	.39	4.35	4.74	(.68)	-	(.68)	48.91	10.66	263	.70	(6)	.70	(6)	1.67	(6)
	Six months ended 10/31/2009	34.02	.40	10.43	10.83	-	-	-	44.85	31.83	232	.75	(6)	.75	(6)	1.94	(6)

	Six months ended April 30,	Year ended October 31
	2010(5)	2009	2008	2007	2006	2005

Portfolio turnover rate for all classes of shares	8%	36%	35%	31%	30%	26%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Unaudited.
(6)Annualized.

See Notes to Financial Statements

Expense example
                                                                                                                                             unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2009, through April 30, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11/1/2009	Ending account value 4/30/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,104.47	$5.58	1.07%
Class A -- assumed 5% return	1,000.00	1,019.49	5.36	1.07
Class B -- actual return	1,000.00	1,100.27	9.58	1.84
Class B -- assumed 5% return	1,000.00	1,015.67	9.20	1.84
Class C -- actual return	1,000.00	1,100.47	9.53	1.83
Class C -- assumed 5% return	1,000.00	1,015.72	9.15	1.83
Class F-1 -- actual return	1,000.00	1,104.54	5.53	1.06
Class F-1 -- assumed 5% return	1,000.00	1,019.54	5.31	1.06
Class F-2 -- actual return	1,000.00	1,105.99	4.02	.77
Class F-2 -- assumed 5% return	1,000.00	1,020.98	3.86	.77
Class 529-A -- actual return	1,000.00	1,104.32	5.74	1.10
Class 529-A -- assumed 5% return	1,000.00	1,019.34	5.51	1.10
Class 529-B -- actual return	1,000.00	1,099.81	9.94	1.91
Class 529-B -- assumed 5% return	1,000.00	1,015.32	9.54	1.91
Class 529-C -- actual return	1,000.00	1,099.89	9.94	1.91
Class 529-C -- assumed 5% return	1,000.00	1,015.32	9.54	1.91
Class 529-E -- actual return	1,000.00	1,102.54	7.30	1.40
Class 529-E -- assumed 5% return	1,000.00	1,017.85	7.00	1.40
Class 529-F-1 -- actual return	1,000.00	1,105.37	4.70	.90
Class 529-F-1 -- assumed 5% return	1,000.00	1,020.33	4.51	.90
Class R-1 -- actual return	1,000.00	1,100.01	9.68	1.86
Class R-1 -- assumed 5% return	1,000.00	1,015.57	9.30	1.86
Class R-2 -- actual return	1,000.00	1,100.22	9.74	1.87
Class R-2 -- assumed 5% return	1,000.00	1,015.52	9.35	1.87
Class R-3 -- actual return	1,000.00	1,102.52	7.25	1.39
Class R-3 -- assumed 5% return	1,000.00	1,017.90	6.95	1.39
Class R-4 -- actual return	1,000.00	1,104.66	5.48	1.05
Class R-4 -- assumed 5% return	1,000.00	1,019.59	5.26	1.05
Class R-5 -- actual return	1,000.00	1,105.99	3.97	.76
Class R-5 -- assumed 5% return	1,000.00	1,021.03	3.81	.76
Class R-6 -- actual return	1,000.00	1,106.59	3.66	.70
Class R-6 -- assumed 5% return	1,000.00	1,021.32	3.51	.70

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2010. The board approved the agreement following the recommendation of the fund’s Governance and Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term capital appreciation. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2010 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	56.09%	11.47%	7.55%
Not reflecting CDSC	61.09	11.73	7.55

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	60.19	11.71	11.81
Not reflecting CDSC	61.19	11.71	11.81

Class F-1 shares3 — first sold 3/16/01
Not reflecting annual asset-based fee charged by
sponsoring firm	62.41	12.61	12.79

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged by
sponsoring firm	62.89	—	–2.78

Class 529-A shares4 — first sold 2/19/02
Reflecting 5.75% maximum sales charge	52.93	11.24	13.32
Not reflecting maximum sales charge	62.29	12.56	14.15

Class 529-B shares2,4 — first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	56.00	11.36	13.21
Not reflecting CDSC	61.00	11.62	13.21

Class 529-C shares4 — first sold 2/25/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	60.01	11.63	13.25
Not reflecting CDSC	61.01	11.63	13.25

Class 529-E shares3,4 — first sold 3/22/02	61.84	12.20	13.05

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged by
sponsoring firm	62.64	12.76	16.75

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 to 34 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Results of meeting of shareholders held November 24, 2009

Shares outstanding (all classes) on record date (August 28, 2009):	330,698,946
Total shares voting on November 24, 2009:	223,094,630	(67.5% of shares outstanding)

Election of board members

		Percent of		Percent of
		shares	Votes	shares
Director*	Votes for	voting for	withheld	withheld

Elisabeth Allison	217,951,527	97.7%	5,143,103	2.3%
Vanessa C.L. Chang	217,934,735	97.7	5,159,895	2.3
Gina H. Despres	217,937,895	97.7	5,156,735	2.3
Nicholas Donatiello, Jr.	217,952,345	97.7	5,142,285	2.3
Robert A. Fox	217,902,394	97.7	5,192,236	2.3
Koichi Itoh	217,920,444	97.7	5,174,186	2.3
William H. Kling	217,855,070	97.7	5,239,560	2.3
Robert W. Lovelace	217,941,281	97.7	5,153,349	2.3
John G. McDonald	217,864,431	97.7	5,230,199	2.3
William I. Miller	217,902,634	97.7	5,191,996	2.3
Alessandro Ovi	217,905,459	97.7	5,189,171	2.3

	Votes for	Percent of outstanding shares voting for	Votes against	Percent of outstanding shares voting against	Votes abstaining		Percent of outstanding shares abstaining

To approve an Agreement and Plan of Reorganization	173,102,240	52.3%	3,845,909	1.2%	46,146,481	†	14.0%

	Votes for	Percent of shares voting for	Votes against	Percent of shares voting against	Votes abstaining		Percent of shares abstaining

To update the fund’s fundamental investment policies regarding:

Borrowing	172,572,912	77.3%	4,373,034	2.0%	46,148,684	†	20.7%
Issuance of senior securities	172,394,571	77.3	4,435,780	2.0	46,264,279	†	20.7
Underwriting	172,631,827	77.4	4,226,112	1.9	46,236,691	†	20.7
Investments in real estate or commodities	172,209,233	77.2	4,766,124	2.1	46,119,273	†	20.7
Lending	172,211,996	77.2	4,702,679	2.1	46,179,955	†	20.7
Industry concentration	172,778,004	77.4	4,105,469	1.9	46,211,157	†	20.7
Elimination of certain policies	171,923,496	77.1	4,683,625	2.1	46,487,509	†	20.8

To approve a policy allowing CRMC to appoint subsidiary advisers for the fund’s day-to-day investment management without additional shareholder approval	171,305,330	76.8	5,588,401	2.5	46,200,899	†	20.7

To approve amendments to the fund’s Investment Advisory and Service Agreement with CRMC	171,855,266	77.0	4,828,698	2.2	46,410,666	†	20.8

To approve a form of Subsidiary Agreement and appointment of one or more subsidiary advisers for the fund	171,376,287	76.8	5,381,811	2.4	46,336,532	†	20.8

To consider a shareholder proposal regarding genocide-free investing	17,446,614	9.6	156,592,302	86.7	6,610,208		3.7
(broker non-votes = 42,445,506)

*Rozanne L. Ridgway did not stand for election at the Meeting of Shareholders because she plans to retire in December 2010.
†Includes broker non-votes.

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public
accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete April 30, 2010, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
>New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
American Balanced Fund®

•Bond funds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGESR-936-0610P

Litho in USA KBDA/ALD/8093-S20707

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®
Investment portfolio

April 30, 2010
unaudited

Common stocks — 81.41%	Shares	Value (000)

FINANCIALS — 15.42%
Itaú Unibanco Holding SA, preferred nominative	6,621,459	$143,609
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,364,325	94,619
Itaúsa - Investimentos Itaú SA, preferred nominative	25,003,664	172,468
Industrial and Commercial Bank of China Ltd., Class H1	219,281,000	160,863
Amil Participações SA, ordinary nominative	16,561,390	135,769
Banco Santander, SA1	10,460,313	131,418
PT Bank Rakyat Indonesia (Persero) Tbk1	122,072,800	120,656
Kasikornbank PCL1	16,756,787	48,502
Kasikornbank PCL, nonvoting depository receipt1	16,643,213	46,247
Royal Bank of Scotland Group PLC1,2	114,082,270	93,708
ICICI Bank Ltd.1	4,100,000	86,495
Prudential PLC1	9,469,059	83,863
Türkiye Garanti Bankasi AS1	15,920,000	77,367
Grupo Financiero Banorte, SAB de CV, Series O	18,570,000	77,102
China Life Insurance Co. Ltd., Class H1	16,730,000	76,159
Ping An Insurance (Group) Co. of China, Ltd., Class H1	8,710,000	74,410
DLF Ltd.1	9,960,000	69,159
Metro Pacific Investments Corp.1,2	842,126,000	59,453
Sberbank (Savings Bank of the Russian Federation) (GDR)1	216,800	58,702
Housing Development Finance Corp. Ltd.1	926,138	58,466
Banco Bilbao Vizcaya Argentaria, SA1	4,374,287	57,277
Ayala Land, Inc.1	174,800,000	53,652
HDFC Bank Ltd.1	1,110,000	49,613
Bancolombia SA (ADR)	1,052,000	49,171
China Construction Bank Corp., Class H1	55,005,000	44,553
Bank of the Philippine Islands1	43,993,958	44,540
UBS AG1,2	2,635,324	40,715
Banco Bradesco SA, preferred nominative	2,200,000	40,260
Erste Bank der oesterreichischen Sparkassen AG1	883,911	39,478
SM Prime Holdings, Inc.1	164,206,440	37,502
Türkiye Is Bankasi AS, Class C1	10,096,791	35,193
Credicorp Ltd.	395,600	34,362
Banco Santander (Brasil) SA, units	1,845,565	21,330
Banco Santander (Brasil) SA, units (ADR)	1,090,565	12,683
CIMB Group Holdings Bhd.1	7,000,000	31,011
HSBC Holdings PLC (Hong Kong)1	2,385,000	24,514
HSBC Holdings PLC (United Kingdom)1	543,522	5,537
Standard Chartered PLC1	1,025,000	27,322
ACE Ltd.	425,000	22,606
Sun Hung Kai Properties Ltd.1	1,615,000	22,548
Kotak Mahindra Bank Ltd.1	1,300,000	21,260
CapitaMalls Asia Ltd.1	11,825,000	18,657
Bank Leumi le-Israel BM1,2	4,300,000	18,376
Bank Hapoalim BM1,2	4,028,000	16,187
BankMuscat (SAOG) (GDR)1	1,744,896	16,053
Bank Pekao SA1,2	280,000	15,894
Bank of China Ltd., Class H1	26,880,000	13,828
National Bank of Greece SA1,2	730,888	11,970
Commercial Bank of Qatar QSC (GDR)1,3	1,875,000	7,951
First Pacific Co. Ltd.1	11,156,800	7,530
Bangkok Bank PCL, nonvoting depository receipt1	1,810,000	6,497
Shui On Land Ltd.1	12,100,000	5,479
United Bank Ltd.1	5,326,714	3,820
Banco do Brasil SA, ordinary nominative	166,900	2,879
AFI Development PLC (GDR)1,2	1,354,000	2,825
Kerry Properties Ltd.1	424,678	1,956
		2,734,064

CONSUMER STAPLES — 11.01%
Nestlé SA1	4,473,500	218,327
Anheuser-Busch InBev NV1	3,336,997	162,369
Anheuser-Busch InBev NV1,2	1,413,427	9
United Spirits Ltd.1	4,538,914	127,976
Pernod Ricard SA1	1,481,302	126,019
OJSC Magnit (GDR)1,3	3,435,500	64,042
OJSC Magnit (GDR)1	2,791,600	52,039
Tesco PLC1	17,192,190	114,364
China Yurun Food Group Ltd.1	28,994,000	87,668
X5 Retail Group NV (GDR)1,2,3	1,509,552	53,567
X5 Retail Group NV (GDR)1,2	560,400	19,886
SABMiller PLC1	2,124,500	66,711
PepsiCo, Inc.	962,000	62,742
British American Tobacco PLC1	1,975,000	62,031
Avon Products, Inc.	1,915,500	61,928
Wal-Mart de México, SAB de CV, Series V (ADR)	2,020,000	46,890
Wal-Mart de México, SAB de CV, Series V	5,090,000	11,848
Olam International Ltd.1	30,494,701	57,474
Beiersdorf AG1	1,005,000	56,596
Coca-Cola Co.	805,000	43,027
IOI Corp. Bhd.1	24,906,666	42,231
Danone SA1	701,065	41,379
Grupo Nacional de Chocolates SA	3,655,000	40,761
METRO AG1	668,800	40,191
Wilmar International Ltd.1	6,557,000	32,882
Coca-Cola Icecek AS, Class C1	3,283,750	32,198
Procter & Gamble Co.	513,000	31,888
Tingyi (Cayman Islands) Holding Corp.1	12,050,000	29,604
Unilever NV, depository receipts1	950,000	29,033
Nestlé India Ltd.1	380,700	23,597
L’Oréal SA1	225,000	23,281
Kimberly-Clark de México, SAB de CV, Class A	4,000,000	23,200
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	230,000	22,494
BIM Birlesik Magazalar AS1	360,861	20,265
Colgate-Palmolive Co.	160,000	13,456
Poslovni sistem Mercator, dd1	42,200	9,159
		1,951,132

TELECOMMUNICATION SERVICES — 9.21%
América Móvil, SAB de CV, Series L (ADR)	9,296,392	478,578
América Móvil, SAB de CV, Series L	8,440,000	21,785
Turkcell Iletisim Hizmetleri AS1	30,095,000	194,732
MTN Group Ltd.1	10,570,231	155,610
Philippine Long Distance Telephone Co.1	2,145,290	119,929
Philippine Long Distance Telephone Co. (ADR)	250,000	14,060
Millicom International Cellular SA	1,076,800	95,060
Telekom Austria AG, non-registered shares1	5,800,000	76,992
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	86,230,000	74,164
Telefónica, SA1	3,107,200	69,778
SOFTBANK CORP.1	2,374,600	53,147
China Telecom Corp. Ltd., Class H1	92,910,000	42,451
Telekomunikacja Polska SA1	7,644,769	41,680
Telefónica 02 Czech Republic, AS1	1,640,000	36,367
Partner Communications Co. Ltd.1	1,690,000	33,178
China Mobile Ltd.1	3,302,000	32,289
Bharti Airtel Ltd.1	4,507,600	30,226
Magyar Telekom Telecommunications PLC1	5,975,000	21,138
OJSC Mobile TeleSystems (ADR)	362,800	20,045
Orascom Telecom Holding SAE (GDR)1	3,051,600	18,629
Hutchison Telecommunications Hong Kong Holdings Ltd.1	20,560,000	4,260
		1,634,098

MATERIALS — 7.70%
Linde AG1	1,188,738	142,146
PT Indocement Tunggal Prakarsa Tbk1	64,821,000	112,203
Anglo American PLC (ZAR denominated)1,2	1,477,400	62,498
Anglo American PLC1,2	1,052,000	45,056
Holcim Ltd1,2	1,177,190	88,274
ArcelorMittal1	2,060,000	81,152
PT Semen Gresik (Persero) Tbk1	89,607,500	80,503
Impala Platinum Holdings Ltd.1	2,732,083	76,951
Israel Chemicals Ltd.1	6,225,000	74,424
Xstrata PLC1	3,830,587	63,434
Fertilizantes Fosfatados SA – Fosfertil, preferred nominative2	5,471,400	51,149
Givaudan SA1	55,362	48,192
Vale SA, Class A, preferred nominative	1,032,000	27,625
Vale SA, Class A, preferred nominative (ADR)	570,000	15,339
Sigma-Aldrich Corp.	710,000	42,103
Makhteshim-Agan Industries Ltd.1	9,675,000	40,850
BHP Billiton PLC1	1,092,288	33,558
Petropavlovsk PLC1	1,595,550	28,633
Akzo Nobel NV1	480,000	28,214
Fibria Celulose SA, ordinary nominative (ADR)2	1,401,500	27,820
Buzzi Unicem SpA1	1,414,043	21,143
Buzzi Unicem SpA, nonconvertible shares1	633,012	5,752
Antofagasta PLC1	1,700,000	25,923
China Shanshui Cement Group Ltd.1	50,714,000	25,781
Rio Tinto PLC1	498,000	25,121
Wacker Chemie AG1	153,000	22,439
First Quantum Minerals Ltd.	220,000	16,880
Celanese Corp., Series A	500,000	15,995
Ambuja Cements Ltd.1	5,518,672	14,879
Rhodia SA1,2	506,000	11,863
Sika AG, non-registered shares1	4,850	8,641
		1,364,541

ENERGY — 7.08%
Niko Resources Ltd.	550,000	60,290
Niko Resources Ltd.3	495,000	54,261
Heritage Oil Ltd.1,2,4	16,343,000	114,369
OAO Gazprom (ADR)1	4,456,000	103,434
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	1,796,900	76,242
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	501,000	19,008
China National Offshore Oil Corp.1	41,747,000	73,783
Reliance Industries Ltd.1	3,166,000	73,213
Oil Search Ltd.1	13,825,000	71,674
JSC KazMunaiGas Exploration Production (GDR)1	2,800,000	68,749
Essar Energy PLC2	7,687,500	49,401
Cairn India Ltd.1,2	6,587,000	46,629
Tenaris SA (ADR)	930,000	37,767
Saipem SpA, Class S1	995,000	37,325
Royal Dutch Shell PLC, Class B1	1,235,000	37,267
Nexen Inc.	1,503,119	36,550
Eurasia Drilling Co. Ltd. (GDR)1,3	1,162,300	23,895
Eurasia Drilling Co. Ltd. (GDR)1	585,950	12,046
Noble Energy, Inc.	400,000	30,560
TOTAL SA1	398,000	21,566
TOTAL SA (ADR)	155,000	8,429
Oil and Gas Development Co. Ltd.1	16,990,310	27,110
Cobalt International Energy, Inc.2	1,940,000	22,329
Woodside Petroleum Ltd.1	533,000	22,099
Sasol Ltd.1	440,000	17,848
BP PLC1	2,001,022	17,432
OJSC OC Rosneft (GDR)1	2,025,000	16,370
OGX Petróleo e Gás Participações SA, ordinary nominative	1,585,000	15,793
OAO TMK (GDR)1,2,3	692,815	14,360
Chevron Corp.	175,500	14,293
ConocoPhillips	230,000	13,614
Eni SpA1	472,000	10,581
Marathon Oil Corp.	197,000	6,334
		1,254,621

INFORMATION TECHNOLOGY — 6.37%
Kingboard Chemical Holdings Ltd.1	35,287,840	189,693
Samsung Electronics Co. Ltd.1	151,112	114,288
Cielo SA, ordinary nominative	10,240,500	99,445
Infosys Technologies Ltd.1	1,318,500	80,703
Google Inc., Class A2	130,000	68,307
Wistron Corp.1	32,916,430	62,975
Corning Inc.	3,075,000	59,194
HOYA CORP.1	2,039,800	56,107
HTC Corp.1	3,847,300	51,388
NetEase.com, Inc. (ADR)2	1,351,000	47,109
LG Display Co., Ltd.1	1,075,000	45,569
Yahoo! Inc.2	2,213,000	36,581
Nippon Electric Glass Co., Ltd.1	2,255,000	34,407
Acer Inc.1	10,713,780	29,045
Redecard SA, ordinary nominative	1,617,600	26,708
MediaTek Inc.1	1,584,388	26,656
Nokia Corp.1,2	1,558,200	18,964
Nokia Corp. (ADR)2	289,300	3,518
Cisco Systems, Inc.2	787,800	21,208
Venture Corp. Ltd.1	2,500,000	17,889
Spectris PLC1	647,000	8,901
Kingboard Laminates Holdings Ltd.1	8,048,606	8,532
Murata Manufacturing Co., Ltd.1	139,800	8,229
Halma PLC1	1,730,000	7,203
Wincor Nixdorf AG1	99,166	6,743
		1,129,362

INDUSTRIALS — 6.15%
Murray & Roberts Holdings Ltd.1	13,202,000	73,535
Schneider Electric SA1	625,016	71,397
Siemens AG1	677,200	66,950
Enka Insaat ve Sanayi AS1	13,469,998	64,455
International Container Terminal Services, Inc.1	95,500,000	60,391
United Technologies Corp.	695,000	52,090
Container Corp. of India Ltd.1	1,674,253	48,699
Outotec Oyj1	1,210,000	45,502
Cia. de Concessões Rodoviárias, ordinary nominative	1,895,000	43,869
Intertek Group PLC1	1,813,500	41,288
Johnson Electric Holdings Ltd.1,2	70,526,500	40,155
Koc Holding AS, Class B1,2	10,153,000	38,915
Bharat Heavy Electricals Ltd.1	650,000	36,451
Airports of Thailand PCL1	32,700,000	34,458
SGS SA1	23,101	29,970
Kühne + Nagel International AG1	268,000	27,880
AirAsia Bhd.1,2	61,185,000	25,897
SM Investments Corp.1	2,799,308	24,914
Samsung Engineering Co., Ltd.1	257,000	24,630
China Railway Construction Corp. Ltd., Class H1	19,277,500	23,960
Komatsu Ltd.1	1,004,500	20,272
Bidvest Group Ltd.1	1,090,779	20,223
Dalian Port (PDA) Co. Ltd., Class H1	39,430,000	18,251
Jiangsu Expressway Co. Ltd., Class H1	19,000,000	17,792
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	452,649	16,028
Prysmian SpA1	886,622	15,929
Suzlon Energy Ltd.1,2	10,300,000	15,682
Vestas Wind Systems A/S1,2	253,971	15,494
Metso Oyj1	386,781	14,928
PT Bakrie & Brothers Tbk1,2	1,686,809,500	12,983
KBR, Inc.	562,601	12,422
KONE Oyj, Class B1	209,900	9,273
De La Rue PLC1	645,974	9,029
Doosan Heavy Industries and Construction Co., Ltd.1	103,250	7,562
Daelim Industrial Co., Ltd.1	105,916	6,000
IJM Corp. Bhd.1	1,990,000	3,063
		1,090,337

HEALTH CARE — 5.84%
JSC Pharmstandard (GDR)1,2,4	7,633,349	217,316
JSC Pharmstandard (GDR)1,2,3,4	392,700	11,180
Teva Pharmaceutical Industries Ltd. (ADR)	3,084,000	181,123
Novo Nordisk A/S, Class B1	1,558,800	127,319
Cochlear Ltd.1	1,407,631	95,917
Hikma Pharmaceuticals PLC1	8,953,850	86,046
Krka, dd, Novo mesto1	835,400	76,733
Baxter International Inc.	1,310,000	61,858
Richter Gedeon NYRT1	280,500	59,385
Bayer AG1	840,500	53,775
Novartis AG1	955,000	48,725
Essilor International1	267,000	16,316
		1,035,693

CONSUMER DISCRETIONARY — 5.56%
Honda Motor Co., Ltd.1	3,055,000	103,229
Truworths International Ltd.1	12,103,000	86,706
Hankook Tire Co., Ltd.1	3,500,000	78,244
PT Astra International Tbk1	14,282,000	73,845
Swatch Group Ltd, non-registered shares1	120,450	35,505
Swatch Group Ltd1	568,022	31,144
Parkson Holdings Bhd.1	36,178,200	65,523
Toyota Motor Corp.1	1,530,000	59,089
McDonald’s Corp.	800,000	56,472
Li & Fung Ltd.1	7,303,900	35,492
Nitori Co., Ltd.1	400,000	31,398
Desarrolladora Homex, SA de CV (ADR)2	1,060,000	30,687
LG Electronics Inc., nonvoting preferred1	550,000	22,797
LG Electronics Inc.1	42,500	4,611
Modern Times Group MTG AB, Class B1	410,000	25,158
Techtronic Industries Co. Ltd.1	23,902,000	24,836
Nissan Motor Co., Ltd.1,2	2,300,000	20,145
Melco Crown Entertainment Ltd. (ADR)2	4,122,000	19,621
Wynn Macau, Ltd.1,2	12,000,000	18,944
Sony Corp.1	550,000	18,802
REXLot Holdings Ltd.1	143,004,500	16,920
CFAO1,2	487,309	16,687
Grupo Televisa, SAB de CV, ordinary participation certificates (ADR)	800,000	16,624
TVN SA1	2,500,000	16,076
GOME Electrical Appliances Holding Ltd.1,2	47,790,000	15,299
Maruti Suzuki India Ltd.1	466,000	13,320
Central European Media Enterprises Ltd., Class A2	390,000	13,260
Hyundai Mobis Co., Ltd.1	70,000	11,625
Intercontinental Hotels Group PLC1	556,635	9,791
Suzuki Motor Corp.1	261,000	5,510
C C Land Holdings Ltd.1	13,336,000	4,988
Praktiker Bau- und Heimwerkermärkte Holding AG1	271,300	2,765
		985,113

UTILITIES — 2.27%
PT Perusahaan Gas Negara (Persero) Tbk1	195,157,000	87,624
GAIL (India) Ltd.1	8,494,000	81,340
Cia. Energética de Minas Gerais – CEMIG, preferred nominative	4,940,842	78,309
PGE Polska Grupa Energetyczna SA1,2	4,082,000	30,538
Cheung Kong Infrastructure Holdings Ltd.1	7,480,000	27,890
CLP Holdings Ltd.1	3,125,000	21,867
CEZ, a s1	409,000	19,629
Veolia Environnement1	563,882	17,719
Electricity Generating PCL1	6,375,000	15,673
Cia. de Saneamento Básico do Estado de São Paulo – SABESP, ordinary nominative	618,000	11,868
NTPC Ltd.1	2,071,532	9,678
		402,135

MISCELLANEOUS — 4.80%
Other common stocks in initial period of acquisition		850,988

Total common stocks (cost: $11,151,271,000)		14,432,084

Warrants — 0.03%	Shares

MATERIALS — 0.01%
Petropavlovsk PLC, warrants, expire 20102	625,000	903

FINANCIALS — 0.00%
IJM Land Bhd., warrants, expire 20132	401,540	139

MISCELLANEOUS — 0.02%
Other warrants in initial period of acquisition		3,979

Total warrants (cost: $3,225,000)		5,021

	Principal amount
Convertible securities — 0.10%	(000)

FINANCIALS — 0.10%
IMMOFINANZ AG 2.75% convertible notes 2014	€14,300	17,043

Total convertible securities (cost: $16,932,000)		17,043

Bonds & notes — 9.30%

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 8.26%
Brazil (Federal Republic of) Global 9.25% 2010	$12,600	13,129
Brazilian Treasury Bill 6.00% 20105	BRL69,273	40,020
Brazilian Treasury Bill 0% 2010	17,300	9,796
Brazilian Treasury Bill 6.00% 20115	14,298	8,239
Brazil (Federal Republic of) 10.00% 2012	9,500	5,283
Brazil (Federal Republic of) 10.00% 2014	9,000	4,800
Brazilian Treasury Bill 6.00% 20155	11,127	6,261
Brazil (Federal Republic of) Global 12.50% 2016	29,400	19,028
Brazil (Federal Republic of) Global 6.00% 2017	$10,925	12,017
Brazil (Federal Republic of) 10.00% 2017	BRL36,500	18,798
Brazilian Treasury Bill 6.00% 20175	42,652	24,002
Brazil (Federal Republic of) Global 8.00% 20186	$21,092	24,572
Brazil (Federal Republic of) Global 5.875% 2019	13,100	14,128
Brazil (Federal Republic of) Global 8.875% 2019	9,000	11,745
Brazil (Federal Republic of) Global 12.50% 2022	BRL20,000	13,304
Brazil (Federal Republic of) Global 8.875% 2024	$900	1,206
Brazil (Federal Republic of) Global 10.125% 2027	14,500	21,532
Brazil (Federal Republic of) Global 7.125% 2037	11,730	13,489
Brazil (Federal Republic of) Global 11.00% 2040	46,500	62,496
Brazil (Federal Republic of) Global 5.625% 2041	7,500	7,144
Brazilian Treasury Bill 6.00% 20455	BRL20,399	11,621
Turkey (Republic of) 14.00% 2011	TRY64,400	45,095
Turkey (Republic of) 11.50% 2012	$6,000	6,918
Turkey (Republic of) 10.00% 20125	TRY39,827	31,794
Turkey (Republic of) 16.00% 2012	7,500	5,623
Turkey (Republic of) 16.00% 2013	18,400	14,586
Turkey (Republic of) 7.25% 2015	$10,150	11,482
Turkey (Republic of) 7.00% 2016	32,750	36,557
Turkey (Republic of) 6.75% 2018	31,160	34,042
Turkey (Republic of) 7.00% 2019	8,000	8,840
Turkey (Republic of) 6.875% 2036	7,500	7,566
Turkey (Republic of) 6.75% 2040	3,000	2,970
United Mexican States Government 9.00% 2012	MXN72,500	6,370
United Mexican States Government Global 6.375% 2013	$32,880	36,332
United Mexican States Government, Series MI10, 8.00% 2013	MXN56,068	4,833
United Mexican States Government Global 5.875% 2014	$4,500	4,939
United Mexican States Government, Series MI10, 9.50% 2014	MXN449,500	40,743
United Mexican States Government, Series M10, 8.00% 2015	165,000	14,071
United Mexican States Government 5.00% 20165	26,015	2,458
United Mexican States Government Global 5.625% 2017	$17,300	18,641
United Mexican States Government, Series M10, 7.75% 2017	MXN 15,000	1,260
United Mexican States Government 3.50% 20175	175,133	15,057
United Mexican States Government, Series M20, 10.00% 2024	123,000	12,103
United Mexican States Government, Series M30, 10.00% 2036	90,000	8,994
United Mexican States Government Global 6.05% 2040	$20,570	20,261
Colombia (Republic of) Global 10.00% 2012	18,725	21,440
Colombia (Republic of) Global 10.75% 2013	9,840	11,995
Colombia (Republic of) Global 8.25% 2014	3,100	3,709
Colombia (Republic of) Global 12.00% 2015	COP49,360,000	31,880
Colombia (Republic of) Global 7.375% 2017	$22,000	25,434
Colombia (Republic of) Global 7.375% 2019	7,500	8,655
Colombia (Republic of) Global 11.75% 2020	2,420	3,533
Colombia (Republic of) Global 8.125% 2024	4,375	5,283
Colombia (Republic of) Global 9.85% 2027	COP11,815,000	7,548
Colombia (Republic of) Global 7.375% 2037	$29,955	33,550
Polish Government, Series 1013, 5.00% 2013	PLN44,645	15,243
Polish Government, Series 0413, 5.25% 2013	38,400	13,259
Polish Government, Series 0414, 5.75% 2014	46,855	16,327
Polish Government 5.00% 2015	$2,900	3,078
Polish Government, Series 1017, 5.25% 2017	PLN25,780	8,668
Polish Government 6.375% 2019	$16,075	17,798
Peru (Republic of) 8.375% 2016	41,800	51,414
Peru (Republic of) 7.125% 2019	4,590	5,396
Peru (Republic of) 7.35% 2025	6,550	7,663
Peru (Republic of) 6.55% 20376	7,242	7,713
Hungarian Government, Series 12/C, 6.00% 2012	HUF 499,400	2,508
Hungarian Government, Series 15/A, 8.00% 2015	3,889,640	20,891
Hungarian Government 6.25% 2020	$32,895	34,501
Philippines (Republic of) 8.25% 2014	13,155	15,490
Philippines (Republic of) 9.375% 2017	4,000	5,125
Philippines (Republic of) 9.875% 2019	10,800	14,418
Philippines (Republic of) 7.75% 2031	16,070	18,762
Philippines (Republic of) 6.375% 2034	3,700	3,704
Panama (Republic of) Global 7.25% 2015	7,850	9,086
Panama (Republic of) Global 7.125% 2026	7,300	8,432
Panama (Republic of) Global 8.875% 2027	2,775	3,677
Panama (Republic of) Global 9.375% 2029	9,034	12,512
Panama (Republic of) Global 6.70% 20366	17,739	19,380
Russian Federation 7.50% 20303,6	28,348	32,656
Russian Federation 7.50% 20306	15,894	18,310
Argentina (Republic of) 0.146% 20126,7	35,280	11,929
Argentina (Republic of) 7.00% 2015	24,570	19,798
Argentina (Republic of) 8.28% 20336,8	3,807	2,846
Argentina (Republic of) 5.83% 20335,6,8	ARS 49,576	6,639
Argentina (Republic of) GDP-Linked 2035	335,653	6,444
South Africa (Republic of) 6.50% 2014	$10,000	11,075
South Africa (Republic of) 6.875% 2019	10,050	11,344
South Africa (Republic of) 5.50% 2020	19,000	19,380
Croatian Government 6.75% 20193	25,500	27,568
Thai Government 5.25% 2014	THB109,900	3,710
Thai Government 3.625% 2015	718,000	22,717
Malaysian Government 3.756% 2011	MYR43,145	13,707
Malaysian Government, Series 1/01, 3.833% 2011	8,900	2,839
Malaysian Government, Series 204, 5.094% 2014	10,000	3,333
Egypt (Arab Republic of) 9.10% 2010	EGP20,000	3,603
Egypt (Arab Republic of) 8.75% 2012	26,350	4,847
Egypt (Arab Republic of) 5.75% 20203	$4,000	4,045
Egypt (Arab Republic of) 6.875% 20403	6,750	6,834
Dominican Republic 9.50% 20116	1,037	1,095
Dominican Republic 9.04% 20186	3,935	4,417
Dominican Republic 8.625% 20273,6	9,900	10,841
Venezuela (Republic of) 9.25% 2027	10,175	7,962
Venezuela (Republic of) 9.25% 2028	5,600	4,172
		1,464,328

ENERGY — 0.63%
Gaz Capital SA 9.25% 2019	15,000	17,794
Gaz Capital SA, Series 9, 6.51% 2022	16,650	16,213
Gaz Capital SA 6.51% 20223	10,810	10,526
Gaz Capital SA 7.288% 2037	15,000	14,925
Petrobras International 5.75% 2020	20,930	21,362
Petrobras International 6.875% 2040	8,700	9,043
Pemex Project Funding Master Trust 6.625% 2035	21,800	21,604
		111,467

MATERIALS — 0.15%
CEMEX Finance LLC 9.50% 20163	15,475	15,707
C10 Capital (SPV) Ltd. 6.722% (undated)3,7	6,600	4,839
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	2,235	2,436
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	3,815	4,283
		27,265

UTILITIES — 0.09%
AES Panamá, SA 6.35% 20163	10,400	10,794
Enersis SA 7.375% 2014	4,550	5,115
		15,909

CONSUMER STAPLES — 0.07%
BFF International Ltd. 7.25% 20203	11,950	12,126

FINANCIALS — 0.05%
BBVA Bancomer SA 7.25% 20203	8,450	8,617

TELECOMMUNICATION SERVICES — 0.04%
Orascom Telecom 7.875% 20143	6,955	6,851

CONSUMER DISCRETIONARY — 0.01%
Grupo Televisa, SAB 6.625% 2040	1,800	1,855

INDUSTRIALS — 0.00%
TFM, SA de CV 9.375% 2012	1,006	1,034

Total bonds & notes (cost: $1,527,057,000)		1,649,452

Short-term securities — 9.41%

Freddie Mac 0.14%–0.43% due 5/4–12/16/2010	481,000	480,695
International Bank for Reconstruction and Development 0.16%–0.19% due 5/3–7/19/2010	217,100	217,082
Fannie Mae 0.13%–0.33% due 5/12–12/20/2010	147,800	147,724
U.S. Treasury Bills 0.144%–0.338% due 5/6–8/26/2010	121,000	120,967
ING (U.S.) Funding LLC 0.20%–0.22% due 5/7–6/1/2010	108,600	108,592
GDF SUEZ 0.21%–0.23% due 5/5–5/26/20103	97,520	97,509
Straight-A Funding LLC 0.22%–0.26% due 6/8–7/16/20103	88,700	88,664
Eni Finance USA Inc. 0.18%–0.23% due 5/3–5/21/20103	81,600	81,594
BNP Paribas Finance Inc. 0.20% due 5/24/2010	72,381	72,371
Société de Prise de Participation de l’Etat 0.24% due 5/24/20103	51,200	51,192
KfW 0.25% due 7/22/20103	44,200	44,185
Electricité de France 0.20% due 5/19–5/21/20103	38,800	38,795
Old Line Funding, LLC 0.27% due 7/7/20103	30,024	30,009
Société Générale North America, Inc. 0.25% due 5/17/2010	25,000	24,997
Federal Home Loan Bank 0.36% due 10/8/2010	25,000	24,972
Denmark (Kingdom of) 0.17% due 5/7/2010	20,000	19,999
British Columbia (Province of) 0.16% due 5/25/2010	17,000	16,999
Venezuela (Republic of) 5.375% due 8/7/2010	1,155	1,146

Total short-term securities (cost: $1,667,413,000)		1,667,492

Total investment securities (cost: $14,365,898,000)		17,771,092
Other assets less liabilities		(44,663)

Net assets		$17,726,429

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of directors.The total value of all such securities, including those in “Miscellaneous,” was $10,866,506,000, which represented 61.30% of the net assets of the fund. This amount includes $10,796,074,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2Security did not produce income during the last 12 months.
3Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $812,608,000, which represented 4.58% of the net assets of the fund.
4Represents an affiliated company as defined under the Investment Company Act of 1940.
5Index-linked bond whose principal amount moves with a government retail price index.
6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7Coupon rate may change periodically.
8Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations and symbol

ADR = American Depositary Receipts	EGP = Egyptian pounds	PLN = Polish zloty
GDR = Global Depositary Receipts	€ = Euros	THB = Thai baht
ARS = Argentine pesos	HUF = Hungarian forints	TRY = Turkish liras
BRL = Brazilian reais	MXN = Mexican pesos	ZAR = South African rand
COP = Colombian pesos	MYR = Malaysian ringgits

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-936-0610O-S21502

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 30, 2010

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: June 30, 2010